UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) February 7, 2025

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.

Ordinary Shares each represented by American Depositary Shares ($1.66 par value) Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.

1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth companies ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture

On February 7, 2025, Carnival Corporation (the “Company”) closed its previously announced private offering (the “Notes Offering”) of $2.0 billion aggregate principal amount of 6.125% senior unsecured notes due 2033 (the “Notes”). The Notes were issued pursuant to an indenture, dated as of February 7, 2025 (the “Indenture”), among the Company, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee. The Company used the net proceeds from the Notes Offering, together with cash on hand, to redeem the $2.03 billion 10.375% senior priority notes due 2028 (the “Senior Priority Notes”) of Carnival Holdings (Bermuda) Limited.

The Notes will mature on February 15, 2033 unless earlier redeemed or repurchased. Interest on the Notes will accrue from February 7, 2025 and is payable semi-annually in arrears on February 15 and August 15 of each year, commencing on August 15, 2025, at a rate of 6.125% per year.

The Notes are guaranteed on an unsecured basis by Carnival plc and certain of the Company’s and Carnival plc’s subsidiaries (the “Subsidiary Guarantors”) that also guarantee the Company’s existing first-priority secured indebtedness, certain of its unsecured notes and its convertible notes. In the future, each of the Company’s and Carnival plc’s subsidiaries that becomes an issuer, borrower, obligor or guarantor of certain other indebtedness for borrowed money of the Company, Carnival plc or any Subsidiary Guarantor will be required to guarantee the Notes, subject to certain exceptions.

Prior to February 15, 2028, the Company may redeem the Notes at its option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus a “make whole” premium and accrued and unpaid interest. On or after February 15, 2028, the Company may redeem the Notes at its option, in whole at any time or in part from time to time, at the redemption prices set forth in the Indenture. In addition, at any time and from time to time prior to February 15, 2028, the Company may redeem up to 40% of the Notes using the net cash proceeds of one or more equity offerings at a redemption price equal to 106.125%, plus accrued and unpaid interest, so long as at least 50% of the original aggregate principal amount of the Notes remains outstanding after each such redemption.

The Indenture contains certain restrictions on liens, mergers, consolidations and transfers of substantially all of the Company’s or Carnival plc’s assets. Additionally, upon the occurrence of specified change of control triggering events, the Company will be required to offer to repurchase the Notes at 101% of the principal amount, plus accrued and unpaid interest to the purchase date.

The Indenture sets forth certain events of default after which the Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default after which the Notes become automatically due and payable.

The Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or to non-U.S. investors in reliance on Regulation S under the Securities Act. The Notes were not, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 7.01	Other Events.

On February 7, 2025, the Company issued a press release announcing the closing of the Notes Offering. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated by reference herein. The press release includes forward-looking statements. See “Cautionary Note Concerning Forward-Looking Statements” within the press release for additional information.

The Company is furnishing the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Carnival Corporation and Carnival plc dated February 7, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date: February 7, 2025		Date: February 7, 2025